UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 14, 2010

KENTUCKY FIRST FEDERAL BANCORP

(Exact Name of Registrant as Specified in its Charter)

United States	0-51176	61-1484858
(State or Other Jurisdiction of Incorporation or Organization	(Commission File Number	(I.R.S. Employer Identification No.)

479 Main Street, Hazard, Kentucky	41702
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (502) 223-1638

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On May 14, 2010, Kentucky First Federal Bancorp issued a press release announcing the substantial completion of a stock repurchase program commenced October 17, 2008 and the commencement of another stock repurchase program.  The press release is attached to this Report as Exhibit 99 and is furnished herewith.

Item 9.01.  Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	The following exhibit is furnished herewith:

 Exhibit 99           Press Release dated May 14, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENTUCKY FIRST FEDERAL BANCORP

Date: May 14, 2010	By:	/s/ Don D. Jennings
Don D. Jennings
President and Chief Operating Officer